                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 15, 1999
                                                        ------------------
                                                        (October 13, 1999)
                                                        ------------------


                             R. G. BARRY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                             1-8769                      31-4362899
---------------                  ----------------            -------------------
(State or other                  (Commission File               (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                           Index to Exhibits at Page 4

Item 5.   Other Events.
-----------------------

     On October 13, 1999, R. G. Barry Corporation issued a press release in order to update its earnings outlook for the third fiscal quarter and the 1999 fiscal year as a whole. A copy of that press release is included as Exhibit 99 and incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits.
--------------------------------------------

     (a) and (b)    Not applicable.

     (c)  Exhibits:
          ---------

Exhibit No.     Description
-----------     -----------

     99         Press Release issued on October 13, 1999

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       R. G. BARRY CORPORATION

                                       By: /s/ Richard L. Burrell
                                          ----------------------------------
                                          Richard L. Burrell
Dated: October 15, 1999                   Senior Vice President-Finance,
                                          Secretary and Treasurer

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated October 15, 1999

                             R. G. Barry Corporation


Exhibit No.     Description                             Location
-----------     -----------                             --------

     99         Press Release issued on October 13,         *
                1999

--------------------
*Filed herewith.